                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 15, 1997

                                 LHS GROUP INC.
             (Exact name of Registrant as specified in its charter)


      DELAWARE                      0-22409                  58-2224883
(State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                         Identification No.)



                       SIX CONCOURSE PARKWAY, SUITE 2700
                            ATLANTA, GEORGIA  30328
          (Address of principal executive offices, including zip code)


                                 (770) 280-3000
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (a) The following exhibit is filed as part of this Form 8-K:

     Exhibit      Description
     -------      -----------

     1.1 U.S. Underwriting Agreement between the Company, certain stockholders of the Company and Goldman, Sachs & Co., Robertson, Stephens & Company LLC and Cowen and Company, as representatives of the several underwriters.

     1.2 International Underwriting Agreement between the Company, certain stockholders of the Company and Goldman Sachs International, Robertson, Stephens & Company LLC and Cowen and Company, as representatives of the several underwriters.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LHS GROUP INC.
                                              (REGISTRANT)



                                             /s/  Hartmut Lademacher
                                             -----------------------
                                             Hartmut Lademacher
                                             Chairman of the Board and
                                             Chief Executive Officer


Date:  May 22, 1997

                                      -2-
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit      Description
     -------      -----------

     1.1 U.S. Underwriting Agreement between the Company, certain stockholders of the Company and Goldman, Sachs & Co., Robertson, Stephens & Company LLC and Cowen and Company, as representatives of the several underwriters.

     1.2 International Underwriting Agreement between the Company, certain stockholders of the Company and Goldman Sachs International, Robertson, Stephens & Company LLC and Cowen and Company, as representatives of the several underwriters.

                                      -3-